UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ________________
 FORM 8-K
  ________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 6, 2019
Date of Report (Date of earliest event reported)
  ________________
Milacron Holdings Corp.
(Exact name of registrant as specified in its charter)
  ________________

Delaware
(State or other jurisdiction
of incorporation)

001-37458		80-0798640
(Commission File Number)		(IRS Employer Identification No.)

10200 Alliance Road,	Suite 200
Cincinnati,	Ohio	45242
(Address of principal executive offices)		(Zip Code)

	(513)	487-5000
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	MCRN	New York Stock Exchange
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Items.
This Current Report on Form 8-K is being filed by Milacron Holdings Corp. ("Milacron") to recast certain information in the Annual Report on Form 10-K for the year ended December 31, 2018 (the "2018 Form 10-K"), which Milacron filed on February 28, 2019. Milacron is filing herewith updated financial statements and other affected financial information for the periods included in the 2018 Form 10-K that reflect retrospective adjustments resulting from certain accounting changes. Specifically, Part I, Items 1 and 1A, Part II, Items 6, 7, 7A and 8 and Part IV, Item 15 of Milacron's 2018 Form 10-K have been adjusted to reflect changes arising from the divestiture of Milacron's blow molding business which has been applied retrospectively in the updated financial statements filed herewith.
The information in the Current Report on Form 8-K is not an amendment to or restatement of Milacron's 2018 Form 10-K. This Current report on Form 10-K should be read in conjunction with the 2018 Form 10-K and the June 30, 2019 Form 10-Q.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Updates to Annual Report on Form 10-K for the Year Ended December 31, 2018

Part I. Item 1. Business
Part I. Item 1A. Risk Factors
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 7A. Quantitative and Qualitative Disclosures About Market Risk
Part II. Item 8. Financial Statements and Supplementary Data
Part IV. Item 15. Exhibits and Financial Statement Schedules

101.0
The following materials from Milacron Holdings Corp.'s Annual Report on Form 10-K for the year ended December 31, 2018, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income (Loss), (iv) the Consolidated Statements of Shareholders' Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to the Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILACRON HOLDINGS CORP.

By:	/s/ Hugh O'Donnell
Name:	Hugh O'Donnell
Title:	Vice President, General Counsel and Secretary
Date: September 6, 2019

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Updates to Annual Report on Form 10-K for the Year Ended December 31, 2018

Part I. Item 1. Business
Part I. Item 1A. Risk Factors
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 7A. Quantitative and Qualitative Disclosures About Market Risk
Part II. Item 8. Financial Statements and Supplementary Data
Part IV. Item 15. Exhibits and Financial Statement Schedules

101.0
The following materials from Milacron Holdings Corp.'s Annual Report on Form 10-K for the year ended December 31, 2018, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Loss, (iv) the Consolidated Statements of Shareholders' Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to the Consolidated Financial Statements.